UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2004

P-Com, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3175 S. Winchester Boulevard, Campbell, California		95008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.866.3666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On October 29, 2004, P-Com, Inc. (the "Registrant") issued a press release to report its financial results for its third quarter ended September 30, 2004. Also, on that date, the Registrant held an investor conference call where management delivered prepared remarks relating to the Registrant's financial condition and results from operations for the quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1 and a copy of the transcript is attached hereto as Exhibit 99.2. Both Exhibits are incorporated herein in their entirety by reference.

The information contained herein and in the accompanying Exhibits 99.1 and 99.2 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-1 and Form S-8. Except as provided in the previous sentence, the information in this Item 2.02, including Exhibits 99.1 and 99.2 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P-Com, Inc.

November 1, 2004	By:	/s/ Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Acting Chief Financial Officer and Vice-President

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Exhibit Index

Exhibit No.	Description

99.1	Press release of P-Com, Inc., dated October 29, 2004
99.2	Transcript of P-Com, Inc. investor conference call, dated October 29, 2004